UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 7, 2017 (April 4, 2017)

MACK-CALI REALTY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	1-13274	22-3305147
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Harborside 3, 210 Hudson St., Ste. 400

Jersey City, New Jersey, 07311

(Address of Principal Executive Offices) (Zip Code)

(732) 590-1010

(Registrant’s telephone number, including area code)

MACK-CALI REALTY, L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-57103	22-3315804
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Harborside 3, 210 Hudson St., Ste. 400

Jersey City , New Jersey, 07311

(Address of Principal Executive Offices) (Zip Code)

(732) 590-1010

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 4, 2017, the board of directors (the “Board of Directors”) of Mack-Cali Realty Corporation (the “Company” or the “General Partner”), the general partner of Mack-Cali Realty, L.P. (the “Operating Partnership”), approved the recommendations and ratified the determinations of the Executive Compensation and Option Committee of the Board of Directors (the “Compensation Committee”) and authorized the General Partner to grant Long-Term Incentive Plan (“LTIP”) awards to the executive officers of the Company specified below in this Current Report on Form 8-K (the “2017 LTIP Awards”). All of the 2017 LTIP Awards will be in the form of units in the Operating Partnership (“LTIP Units”) and shall constitute awards under Company’s stockholder approved 2013 Stock Incentive Plan. For Messrs. DeMarco, Tycher and Rudin, approximately twenty-five percent (25%) of the 2017 LTIP Award will be in the form of a time-based award that will vest after three years on April 4, 2020 (the “2017 TBV LTIP Units”), and the remaining approximately seventy-five percent (75%) of the 2017 LTIP Award will be in the form of a performance-based award under the Company’s Outperformance Plan (the “2017 OPP”) adopted by the Board of Directors, consisting of a multi-year, performance-based equity compensation plan and related forms of award agreement (the “2017 PBV LTIP Units”).  For all other executive officers, approximately forty percent (40%) of the 2017 LTIP Award will be in the form of 2017 TBV LTIP Units and the remaining approximately sixty percent (60%) of the 2017 LTIP Award will be in the form of 2017 PBV LTIP Units.

The 2017 OPP is designed to align the interests of senior management to relative and absolute performance of the Company over a three-year performance period from April 4, 2017 through April 3, 2020. Participants in the 2017 OPP will only earn the full awards if, over the three-year performance period, the Company achieves a thirty-six percent (36%) absolute total stockholder return (“TSR”) and if the Company is in the 75th percentile of performance as compared to the NAREIT office index.  The Board of Directors designed the 2017 OPP to conform to the highest form of best compensation practices in the industry.

Under the 2017 OPP, executive officers have the opportunity to vest in 2017 PBV LTIP Units that ultimately may be settled in common stock of the Company according to the following schedules, with linear interpolation for performance between levels:

	Absolute TSR (50% of total 2017 PBV LTIP Units)		Relative TSR (50% of total 2017 PBV LTIP Units)
Performance Level	Company Absolute 3-Year TSR	Payout as % of LTIP Units	CLI 3-Year TSR Percentile Rank	Payout as % of LTIP Units
< Threshold	<18%	0%	< 35th Percentile	0%
Threshold	18%	25%	35th Percentile	25%
Target	27%	62.5%	55th Percentile	62.5%
Maximum	36%	100%	75th Percentile	100%

If the designated performance objectives are achieved, 2017 PBV LTIP Units are also subject to time-based vesting requirements, with 50% of vested 2017 PBV LTIP Units vesting at the end of the performance period on April 3, 2020, and the remaining 50% of vested 2017 PBV LTIP Units vesting 25% each on April 3, 2021 and April 3, 2022.

The executive officers of the Company received the following 2017 LTIP Awards:

Executive Officer	2017 TBV LTIP Units(1)	2017 PBV LTIP Units(2)
Michael J. DeMarco	32,443	196,482
Marshall B. Tycher	20,393	123,503
Mitchell E. Rudin	9,270	56,138
Anthony Krug	5,933	17,964
Christopher DeLorenzo	5,933	17,964
Robert Andrew Marshall	4,449	13,473
Ricardo Cardoso	4,449	13,473
Gary T. Wagner	4,449	13,473

(1) 2017 TBV LTIP Units have a grant date fair value of $26.97 per LTIP Unit calculated in accordance with Accounting Standards Codification Topic 718 (“ASC 718”) based on the closing price of the Company’s common stock as reported on the New York Stock Exchange on April 3, 2017.

(2) 2017 PBV LTIP Units have a grant date fair value of $13.36 per LTIP Unit calculated in accordance with ASC 718 using the Monte Carlo Method.

LTIP Units were issued on April 4, 2017, but will remain subject to forfeiture depending on the extent that the 2017 LTIP Awards vest. The number of LTIP Units to be issued initially to recipients of the 2017 PBV LTIP Awards is the maximum number of LTIP Units that may be earned under the awards. The number of 2017 PBV LTIP Units that actually vest for each award recipient will be determined at the end of the performance measurement period. TSR for the Company and for the Index over the three-year measurement period and other circumstances will determine how many 2017 PBV LTIP Units vest for each recipient; if they are fewer than the number issued initially, the balance will be forfeited as of the performance measurement date.

Prior to vesting, recipients of LTIP Units will be entitled to receive per unit distributions equal to one-tenth (10%) of the regular quarterly distributions payable on a common unit of limited partnership interest in the Operating Partnership (a “Common Unit”), but will not be entitled to receive any special distributions. Distributions with respect to the other nine-tenths (90%) of regular quarterly distributions payable on a Common Unit will accrue but shall only become payable upon vesting of the LTIP Unit. After vesting of the 2017 TBV LTIP Units or the end of the measurement period for the 2017 PBV LTIP Units, the number of LTIP Units, both vested and unvested, will be entitled to receive distributions in an amount per unit equal to distributions, both regular and special, payable on a Common Unit.

LTIP Units are designed to qualify as “profits interests” in the Operating Partnership for federal income tax purposes. As a general matter, the profits interests characteristics of the LTIP Units mean that initially they will not be economically equivalent in value to a Common Unit. If and when events specified by applicable tax regulations occur, LTIP Units can over time increase in value up to the point where they are equivalent to Common Units on a one-for-one basis. After LTIP Units are fully vested, and to the extent the special tax rules applicable to profits interests have allowed them to become equivalent in value to Common Units, LTIP Units may be converted on a one-for-one basis into Common Units. Common Units in turn have a one-for-one relationship in value with shares of the Company’s common stock, and are redeemable on a one-for-one basis for cash or, at the election of the Company, shares of the Company’s common stock.

On April 4, 2017, the General Partner in its capacity as sole general partner of the Operating Partnership, adopted the Fifth Amendment (the “Amendment”) to the Second Amended and Restated Agreement of Limited Partnership of the Operating Partnership, dated as of December 11, 1997, as amended (the “Partnership Agreement”), to create new classes of LTIP Units under the Partnership Agreement in connection with the 2017 LTIP Awards.

The forms of award agreements for the 2017 TBV LTIP Units and 2017 PBV LTIP Units are included as exhibits to the Amendment filed herewith as Exhibit 3.1 and are incorporated herein by reference.  The 2017 LTIP Awards to Messrs. Rudin and DeMarco are in lieu of and shall supersede and replace the discretionary long-term incentive plan awards for calendar year 2017 contemplated by paragraph 4(b) of each of their employment agreements with the Company dated June 3, 2015, as amended.

Item 5.03              Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

See Item 5.02 above, which is incorporated herein by reference.  A copy of the Amendment is filed herewith as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01              Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

3.1	Fifth Amendment dated as of April 4, 2017 to Second Amended and Restated Agreement of Limited Partnership of Mack-Cali Realty, L.P., dated as of December 11, 1997.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACK-CALI REALTY CORPORATION

Dated: April 7, 2017	By:	/s/ Gary T. Wagner
Gary T. Wagner
General Counsel and Secretary

MACK-CALI REALTY, L.P.

	By:	Mack-Cali Realty Corporation,
its general partner

Dated: April 7, 2017	By:	/s/ Gary T. Wagner
Gary T. Wagner
General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

3.1	Fifth Amendment dated as of April 4, 2017 to Second Amended and Restated Agreement of Limited Partnership of Mack-Cali Realty, L.P., dated as of December 11, 1997.